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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) November 8, 2004
                                                        ------------------


                           THE MED-DESIGN CORPORATION
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                   0-25852                  23-2771475
      ---------------          ----------------          -------------------
      (State or Other          (Commission File           (I.R.S. Employer
      Jurisdiction of               Number)              Identification No.)
      Incorporation)

          2810 Bunsen Avenue
         Ventura, California                                    93003
  ----------------------------------------                    ----------
  (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (805) 339-0375

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 8, 2004, The Med-Design Corporation issued a press release announcing its third quarter 2004 earnings.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

         99.1 Press Release, dated November 8, 2004, issued by The Med-Design Corporation.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE MED-DESIGN CORPORATION
                                                     (Registrant)


                                              By Lawrence Ellis
                                                -------------------------
                                                 Lawrence Ellis
                                                 Chief Financial Officer



Dated: November 8, 2004



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       ------------

99.1              Press Release Dated November 8, 2004.